EXHIBIT 10.10

SECOND AMENDMENT TO SALE SITE MASTER LEASE AGREEMENT
THIS SECOND AMENDMENT to SALESITE MASTER LEASE AGREEMENT (this “Second Amendment”) is entered into effective as of October 31, 2014 (the “Effective Date”) by and among CCTM1 LLC, a Delaware limited liability company, formerly T3 Tower 1 LLC (“CCTM1”), CCTM2 LLC, a Delaware limited liability company, formerly T3 Tower 2 LLC (“CCTM2”), T-Mobile USA, Inc., a Delaware corporation (“T-Mobile Parent”), and each T-Mobile Collocator entity named on the signature pages below (“T-Mobile Collocators”). Each T-Mobile Collocator, T-Mobile Parent, CCTM1 and CCTM2 may hereinafter be referred to individually as the “Party” or collectively as the “Parties”. T-Mobile West Tower LLC and T-Mobile USA Tower LLC, the “T-Mobile SPEs” in the certain Management Agreement between and among the T-Mobile SPEs, the T-Mobile Contributors, the Tower Operator and the Sale Site Subsidiaries named therein, dated as of November 30, 2012, hereby join in this Second Amendment for the sole purpose of consenting to the form of T-Mobile Tower Equipment Approval and the process for its use as described herein with respect to Managed Sites that are subject to the Management Agreement.
RECITALS:
WHEREAS, the T-Mobile Collocators (including Wireless Alliance, LLC which subsequently merged into T-Mobile Central LLC), the T-Mobile Parent, T3 Tower 1 LLC and T3 Tower 2 LLC entered into a certain Sale Site Master Lease Agreement dated as of November 30, 2012, which was amended by a certain First Amendment to Sale Site Master Lease Agreement dated effective as of November 30, 2012 (as amended, the “MLA”); and
WHEREAS, the Parties intend to agree upon a form of amendment to be used to amend Site Lease Agreements executed pursuant to the MLA (the “SLA” or “SLAs”) only when CCTM1 or CCTM2, as the case may be, has approved a T-Mobile Collocator application to install and operate Communications Equipment at a Site that meets the definition of “T-Mobile Reserved Amount of Tower Equipment” as set forth in Section 9(c) of the MLA, without any increase in the T-Mobile Total Rent Amount (or “Use Fees” if the Site is a Managed Site).
AGREEMENT:
NOW THEREFORE, in consideration of the foregoing and the representations, warranties and agreements contained in this Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:
1) Recitals and Defined Terms. The foregoing recitals are incorporated herein. Capitalized terms shall have the same meanings set forth in the MLA, unless otherwise defined herein.
2) Form of T-Mobile Reserved Amount of Tower Equipment Approval. The parties hereto agree that in the event that CCTM1 or CCTM2, as the case may be, approves the application of a T-Mobile Collocator to install and operate at a Site, additional T-Mobile Communications Equipment that meets the definition of and conforms to the parameters of “T-Mobile Reserved Amount of Tower Equipment” as set forth in Section 9(c) of the MLA and which therefore may be installed (provided all other requirements of the MLA are satisfied), without any increase in the T-Mobile Total Rent Amount (or “Use Fees” if the Site is a Managed Site) then the form of T-Mobile Tower Equipment Approval, attached hereto as Exhibit A shall be used to amend the subject SLA.
3) Deemed Approval of T-Mobile Tower Equipment Approval, Enforceability. If the subject T-Mobile Collocator or its designated contractor does not deliver written objection to the terms of a T-Mobile Tower Equipment Approval, that was properly prepared by CCTM1 or CCTM2, as the case may be and delivered to said T-Mobile Collocator in accordance with this Second Amendment, within thirty (30) days of the date of its delivery to T-Mobile Collocator or its designated contractor, then the subject T-Mobile Tower Equipment Approval shall be deemed to have been approved by T-Mobile and it shall be fully enforceable and legally binding on CCTM1, or CCTM2 as the case may be and the T-Mobile Collocator that is party to the subject SLA, to the same extent as if it had been manually executed by both parties.

4) Effect of Amendment; Conflicts. Except as previously amended and as amended by this Second Amendment, the MLA shall remain in full force and effect. In the event of a conflict between the terms of the MLA and this Second Amendment, the terms of this Second Amendment shall govern and control the obligations and liabilities of the Parties.
5) Execution; Duplicate Counterparts. This Second Amendment may be executed by original, facsimile, or electronic signatures (complying with the U.S. Federal ESIGN Act of 2000, 15 U.S.C. 96) and in any number of counterparts which will be considered one instrument. Counterparts, signed facsimile and electronic copies of this Agreement will legally bind the Parties to the same extent as original documents.
IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the Effective Date.
T-Mobile Collocators:
Suncom Wireless Operating Company, L.L.C.
Cook Inlet/VS GSM IV PCS Holdings, LLC
T-Mobile Central LLC
T-Mobile South LLC
Powertel/Memphis, Inc.
Voicestream Pittsburgh, L.P.
T-Mobile West LLC
T-Mobile Northeast LLC

(continued on next page)

T-Mobile Collocators (continued):

Suncom Wireless Property Company, L.C.C.
By: /s/ Allan Tantillo
Name: Allan Tantillo
Title: Director

T-Mobile Parent:
T-Mobile USA, Inc.
By: /s/ Dave Mayo
Name: Dave Mayo
Title: SVP
CCTM1 LLC
CCTM2 LLC
By: /s/ Patrick Slowey
Name: Patrick Slowey
Title: Senior Vice President

By: CCTM Holdings LLC, their Sole Member
By: /s/ Patrick Slowey
Name: Patrick Slowey
Title: Senior Vice President

T-Mobile West Tower LLC (joining solely for the purposes described in the first paragraph above)
By: /s/ Allan Tantillo
Name: Allan Tantillo
Title: Director
T-Mobile USA Tower LLC (joining solely for the purposes described in the first paragraph above)
By: /s/ Allan Tantillo
Name: Allan Tantillo
Title: Director

EXHIBIT A
T-MOBILE TOWER EQUIPMENT APPROVAL
For Equipment within the T-Mobile Reserved Amount of Tower Equipment

This T-Mobile Tower Equipment Approval ("Approval") is sent and agreed upon pursuant and subject to that certain [INSERT either “Second Amendment to MPL Site Master Lease Agreement” or “Second Amendment to Sale Site Master Lease Agreement”, as applicable] _________________, dated ____________, 2014 (the “Second Amendment”) and subject to the certain [INSERT either “MPL Site Master Lease Agreement” or “Sale Site Master Lease Agreement”, as applicable] _________________, dated November 30, 2012, entered into by and among [INSERT either “CCTMO LLC (“Crown”)” if the site is subject to the MPL Site MLA, or “CCTM1 LLC and CCTM2 LLC (collectively, and each individually, “Crown”)” if the site is subject to the Sale Site MLA] _________________, T-Mobile USA, Inc. and the T-Mobile Collocator entities identified therein, as amended (the "MLA"). The T-Mobile Collocator entity that is party to the Site Location Agreement identified below (the “SLA”) is referred to herein as “T-Mobile”. This Approval amends the SLA to permit the installation and operation of certain Communications Equipment that meets the definition of “T-Mobile Reserved Amount of Tower Equipment” as set forth in Section 9(c) of the MLA, without any increase in the T-Mobile Total Rent Amount (or “Use Fees” if the Site is a Managed Site) at the Site identified below (the “Site”).

AMENDMENT OF SLA TO PERMIT NEW EQUIPMENT: The new T-Mobile Communications Equipment described in ATTACHMENT A hereto (the “New Equipment”) and modifications to the existing T-Mobile Communications Equipment, if any, described in ATTACHMENT A hereto (the “Modifications”) have been determined to be within the parameters of the T-Mobile Reserved Amount of Tower Equipment, and the SLA is hereby amended to permit the New Equipment to be installed and operated on the Site and the performance of the other Modifications, if any, as described in ATTACHMENT A. This Approval has no effect on T-Mobile's existing rights to use ground space at the Site.

Pursuant and subject to the Second Amendment and the MLA, if T-Mobile or its designated contractor does not deliver written objection to the terms of this Approval to Crown within sixty (60) days of the date of its delivery to T-Mobile or its designated contractor, this Approval shall be deemed to have been approved by T-Mobile.

Crown Identifiers:

BU#:	Existing Agreement#:
Site Name:	Application #:
Application Revision #:

T-Mobile Identifier:
Site ID:

ATTACHMENT A
[INSERT COPY OF APPROVED SITE ENGINEERING APPLICATION]